EX-10.3
                                       CONSENT
                                       -------


                    CONSENT (this "Consent"), dated as of October 7, 1994, among THE PROMUS COMPANIES INCORPORATED ("Promus"), EMBASSY SUITES, INC. ("Embassy"), MARINA ASSOCIATES ("Marina"), the various lending institutions party to the Credit Agreement referred to below (the "Banks"), BANKERS TRUST COMPANY, THE BANK OF NEW YORK, CREDIT LYONNAIS, ATLANTA AGENCY and THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH, as Agents (the "Agents"), and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                                W I T N E S S E T H :
                                 - - - - - - - - - -


                    WHEREAS, Promus, Embassy, Marina, the Banks, the Agents and the Administrative Agent are parties to a Credit Agreement, dated as of July 22, 1993 (the "Credit Agreement");

                    WHEREAS, Harrah's New Orleans Investment Company ("Harrah's Investment"), a Wholly-Owned Subsidiary of Harrah's, a Nevada corporation, is currently a one-third partner in Harrah's Jazz Company, a Louisiana general partnership ("Harrah's Jazz");

                    WHEREAS, the other two one-third partners in Harrah's Jazz are currently New Orleans/Louisiana Development Corporation ("NOLDC") and Grand Palais Casino, Inc. ("GPCI", and together with NOLDC and Harrah's Investment, the "Partners");

                    WHEREAS, Harrah's Jazz was formed to operate a temporary and, thereafter, a permanent land based casino in New Orleans, Louisiana (the "New Orleans Casino");

                    WHEREAS, Harrah's New Orleans Management Company, a Wholly-Owned Subsidiary of Harrah's has been retained by Harrah's Jazz to manage the New Orleans Casino;

                    WHEREAS, in connection with the formation of Harrah's Jazz, Harrah's Investment has made, or will make, an initial equity investment of approximately $23,333,333 (the "Initial Equity Contribution");

                    WHEREAS, in connection with the completion of the New Orleans Casino, (i) Promus and/or Embassy will enter into one or more completion guaranties (the "Completion Guaranties") in favor of certain lenders to Harrah's Jazz, the City of New Orleans and one more other governmental agencies of the State of Louisiana,
          (ii) Promus and/or Embassy will agree to make directly, or through one or more of their Subsidiaries, up to an additional $100,000,000 cash equity investment in Harrah's Jazz (the "Additional Equity Contribution"), (iii) Promus and/or Embassy will enter into certain indemnity arrangements with the title insurance companies providing the title insurance for the New Orleans Casino (the "Indemnity Arrangements") and (iv) Promus, Embassy and/or Harrah's Investment will agree to make, either directly or through one or more of their Subsidiaries, loans to NOLDC in an aggregate principal amount not to exceed $16,000,000 (the "NOLDC Loans") the proceeds of which will be used by NOLDC to make its pro rata share of equity contributions to Harrah's Jazz;

                    WHEREAS, in the event that Promus and/or Embassy make any payments under the Completion Guaranties or under the Indemnity Arrangements, such payments may be characterized as additional loans or advances made by Promus and/or Embassy to Harrah's Jazz (the "Completion Obligation Loans"); and

                    WHEREAS, the parties hereto wish to permit certain additional Investments by Promus and its Subsidiaries in and to Harrah's Jazz and/or for the benefit of Harrah's Jazz under the Credit Agreement as herein provided;

                    NOW, THEREFORE, it is agreed:

                    1. Notwithstanding anything to the contrary contained in Sections 9.04, 9.05 and 9.06 of the Credit Agreement, Promus and/or Embassy may enter into the Completion Guaranties and Indemnity Arrangements and perform their respective obligations thereunder, and may make (or be deemed to make) Completion Obligation Loans to Harrah's Jazz as a result of such performance.

                    2. Notwithstanding anything to the contrary contained in Section 9.05 or 9.06 of the Credit Agreement, and in addition to the Investments made in and to Harrah's Jazz as a result of the Completion Obligation Loans, Promus and its Subsidiaries may make additional Investments in or to Harrah's Jazz and/or for the benefit of Harrah's Jazz in an aggregate amount not to exceed $150,000,000, with such Investments to include, but not be limited to, the Initial Equity Contribution, the Additional Equity Contribution and the NOLDC Loans.

          It is understood and agreed that (i) any Investments made prior to the date hereof in Harrah's Jazz shall be treated as part of the $150,000,000 of Investments permitted by this Section 2 and not as part of the investment basket permitted under Section 9.05 of the Credit Agreement and (ii) no part of the investment basket permitted under Section 9.05 of the Credit Agreement may be used to make Investments in, to or for the benefit of Harrah's Jazz and its Subsidiaries.

                    3. Notwithstanding anything to the contrary contained in the Credit Agreement, at no time shall Harrah's Jazz and its Subsidiaries be treated as Subsidiaries of Promus even though Harrah's Jazz and its Subsidiaries may at any time otherwise fall within the definition of "Subsidiary" contained in the Credit Agreement. In addition, for purposes of Section 13.07(a) of the Credit Agreement, Harrah's Jazz and its Subsidiaries will not be treated as Subsidiaries of Promus even though generally accepted accounting principles would require otherwise but shall instead be treated as an equity investment by Promus.

                    4. In order to induce the Banks to enter into this Consent, Promus and each Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Consent Effective Date (as defined below) both before and after giving effect to this Consent and (y) all of the representations and warranties contained in the Credit Agreement shall be true and correct in all material respects as of the Consent Effective Date both before and after giving effect to this Consent, with the same effect as though such representations and warranties had been made on and as of the Consent Effective Date (it being understood that any representation or warranty made as of a specified date shall be required to be true and correct in all material respects only as of such specific date).

                    5. This Consent is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                    6. This Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Promus and the Agent.

                    7. This Consent and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

                    8. This Consent shall become effective on the date (the "Consent Effective Date") when Promus, the Borrowers and the Required Banks (i) shall have signed a counterpart hereof (whether the same or different counterparts) and (ii) shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office.

                    9. From and after the Consent Effective Date all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as modified hereby.

                    IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Consent to be duly executed and delivered as of the date first above written.



                                             THE PROMUS COMPANIES INCORPORATED



                                             By  William S. McCalmont
                                               -------------------------------
                                               Title:  Vice President and
                                                       Treasurer


                                             EMBASSY SUITES, INC.



                                             By  William S. McCalmont
                                               -------------------------------
                                               Title:  Vice President


                                             MARINA ASSOCIATES

                                             By: HARRAH'S ATLANTIC CITY, INC.,
                                                   a general partner



                                             By  William S. McCalmont
                                               -------------------------------
                                               Title:  Assistant Secretary

                                             By: HARRAH'S NEW JERSEY, INC.,
                                                   a general partner



                                             By  William S. McCalmont
                                               -------------------------------
                                               Title:  Assistant Secretary


                                             BANKERS TRUST COMPANY,
                                               Individually and as
                                               Administrative Agent
                                               and as an Agent


                                             By  Mary Kay Coyle
                                               -------------------------------
                                               Title:  Vice President


                                             THE BANK OF NEW YORK,
                                               Individually and as an
                                               Agent



                                             By  Gregory L. Batson
                                               -------------------------------
                                               Title:  Assistant Vice
                                                       President


                                             CREDIT LYONNAIS, ATLANTA AGENCY,
                                               Individually and as an Agent


                                             By  David M. Cawrse
                                               -------------------------------
                                               Title:  Vice President


                                             CREDIT LYONNAIS CAYMAN ISLAND
                                               BRANCH


                                             By  Raymond Whiteman
                                               -------------------------------
                                               Title:  Authorized Signature

                                             THE SUMITOMO BANK, LIMITED,
                                               NEW YORK BRANCH, Individually
                                               and as an Agent


                                             By  Suresh S. Tata
                                               -------------------------------
                                               Title:  Vice President


                                             BANK OF AMERICA NATIONAL TRUST
                                             AND SAVING ASSOCIATION


                                             By  James C. Colegate
                                               -------------------------------
                                               Title:  Senior Vice President


                                             CITIBANK, N.A.


                                             By  Barbara A. Cohen
                                               -------------------------------
                                               Title:  Vice President


                                             NATIONSBANK OF GEORGIA, N.A.


                                             By  Ashley M. Crabtree
                                               -------------------------------
                                               Title:  Vice President


                                             THE NIPPON CREDIT BANK, LTD.,
                                             LOS ANGELES AGENCY


                                             By  Bernardo E. Correa-Henschke
                                               -------------------------------
                                               Title:  Vice President &
                                                       Manager

                                             THE BANK OF NOVA SCOTIA


                                             By  F. C. H. Ashby
                                               -------------------------------
                                               Title:  Senior Manager Loan
                                               Operations


                                             THE LONG-TERM CREDIT BANK OF JAPAN,
                                             LIMITED, NEW YORK BRANCH


                                             By  John J. Sullivan
                                               -------------------------------
                                               Title:  Joint General Manager


                                             SOCIETE GENERALE


                                             By  Don Schubert
                                               -------------------------------
                                               Title:  Vice President


                                             GIRO CREDIT BANK


                                             By  D. Stephens         John P.
                                                                     Redding
                                               -------------------------------
                                               Title:                Vice
                                                                     President


                                             CIBC INC.


                                             By  Paul N. Chakmak
                                               -------------------------------
                                               Title:  Vice President


                                             THE TOKAI BANK, LIMITED,
                                               NEW YORK BRANCH


                                             By
                                               -------------------------------
                                               Title:

                                             BANK OF HAWAII


                                             By  Peter S. Ho
                                               -------------------------------
                                               Title:  Vice President


                                             THE BOATMEN'S NATIONAL BANK
                                               OF ST. LOUIS


                                             By  Douglas W. Thornsberry
                                               -------------------------------
                                               Title:  Corporate Banking
                                                       Officer


                                             THE DAIWA BANK, LIMITED


                                             By  Lauren P. Tosti
                                               -------------------------------
                                               Title:  Assistant Vice-President


                                             By  Teryll L. Herron
                                               -------------------------------
                                               Title:  Vice President


                                             FIRST AMERICAN NATIONAL BANK


                                             By  David C. May
                                               -------------------------------
                                               Title:  Senior Vice President



                                             FIRST TENNESSEE BANK NATIONAL
                                               ASSOCIATION


                                             By  Steven C. Wade
                                               -------------------------------
                                               Title:  Vice President


                                             FIRST NATIONAL BANK OF COMMERCE


                                             By  Steve Croxton
                                               -------------------------------
                                               Title:  Vice President

                                             THE INDUSTRIAL BANK OF JAPAN,
                                               LIMITED


                                             By  Junya Fujiwara
                                               -------------------------------
                                               Title:  Senior Vice President


                                             MIDLANTIC NATIONAL BANK


                                             By
                                               -------------------------------
                                               Title:


                                             THE SANWA BANK, LIMITED,
                                               ATLANTA AGENCY


                                             By
                                               -------------------------------
                                               Title:


                                             UNITED STATES NATIONAL BANK
                                               OF OREGON


                                             By  Jeffrey W. Jones
                                               -------------------------------
                                               Title:  Sr. Vice President


                                             FIRST INTERSTATE BANK OF
                                               CALIFORNIA


                                             By  Edith Lim
                                               -------------------------------
                                               Title:  VP


                                             By  Kathleen Barnes
                                               -------------------------------
                                               Title:  VP

                                             DEPOSIT GUARANTY NATIONAL BANK


                                             By  Larry C. Ratzliff
                                               -------------------------------
                                               Title:  Senior Vice President


                                             BANK OF SCOTLAND



                                             By
                                               -------------------------------
                                               Title: